Exhibit 99.1

This presentation contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements, including factors discussed in "Forward-Looking Statements" in the Company's 2008 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the Securities and Exchange Commission's internet website (www.sec.gov) and to which reference is hereby made. Except as required by law, the Company assumes no obligation to update any forward-looking statements, and undue reliance should not be placed on these statements. Stern Agee Fifth Annual Financial Services Symposium February 9 - 10, 2010 Forward Looking Statements

Kevin P. Riley EVP and CFO Phone: (413) 236-3195 Email: kriley@berkshirebank.com P.O. Box 1308, Pittsfield, MA 01202 - Executive Offices - 66 West Street, Pittsfield, MA 01201 David H. Gonci Capital Markets Officer Phone: (413) 281-1973 Email: dgonci@berkshirebank.com Michael P. Daly President and CEO Phone: (413) 236-3194 Email: mdaly@berkshirebank.com

Why Invest in Berkshire Hills Bancorp? Strong growth from organic, de novo, product and acquisition strategies Solid capital, core funding and risk management culture Experienced executive team focused on earnings and shareholder value Distinctive brand and culture as America's Most Exciting Banksm Diversified integrated financial service revenues Positioned to be regional consolidator in attractive markets

Our Growing Regional Franchise $2.7 billion in assets; 46 financial centers Massachusetts, New York and Vermont Largest local regional bank Diversified revenues (fees 29%) $700 million assets under management Strong commercial platform New England asset based lending group

Experienced Leadership Team Michael P. Daly President and CEO Kevin Riley EVP, CFO Sean Gray SVP, Retail Banking Background Bank of America Consumer Market Executive Background TD Banknorth Co-Regional Executive Background KeyBank EVP Group Head Background KeyBank EVP CFO Lawrence A. Bossidy Chairman David Farrell EVP, Integrated Services Background TJX Companies CVS / Caremark Division President Michael Oleksak EVP, Commercial Banking Richard Marotta EVP, Risk Management Robert Curley Chairman of the New York Region Background Citizens Bank, NY Chairman and President

Vision "To excel as a high performing market leader with the right people, attitude and energy providing an engaging and exciting customer and team member experience." People, Attitude, Energy Right People, Right Places, Right Things, Right Reasons Accountability Demonstrating the R.I.G.H.T. behaviors and getting things done!! America's Most Exciting Bank (AMEB) THE RIGHT WAY Respect Integrity Guts Having Fun Teamwork Distinctive Brand and Culture

2009 and Recent Initiatives Strong organic business development Gaining share from national competitors Strengthening regional teams New York commercial leadership Springfield headquarters opening Focus on integrated services Insurance and wealth management Lean Sigma initiatives - insurance re-engineering Successful capital raise in May; TARP repaid in June De novo Springfield branch - new retail concept

2009 and Recent Initiatives New executive recruitment Robert Curley - Chairman of the New York Region Richard Marotta - EVP, Chief Risk Officer New business lines New England asset based lending group - premier team Springfield private banking - high profile Borrowings restructure Solar financing package - lending, tax credits, insurance

Q4 Loan Initiative Loan level scrub of all classified commercial loans and other stressed credits Updated customer financials, pro formas and appraisals Strategies to reduce risk - bifurcations, modifications, outplacements, loan sales Anticipate moderate loan losses going forward, net of special reserves Most classified loans continue to pay - address issues before they impact performance Reduced residential construction - 3% of total portfolio

Q4 Loan Results $28 million commercial net charge-offs $3 million residential and consumer net charge-offs $39 million NPAs - fully charged-down and/or reserved $20 million targeted reduction in NPAs in first half of 2010. Workouts in process at year-end $18 million performing commercial TDRs at year-end. Most expected to reset to non TDR in Q1 2010 $7 million accruing delinquent loans at year end (0.36% of total) $20 million accruing classified commercial loans at year end with 15% pool reserves. Also $41 million accruing with pool reserves under 2%

Non Performing Assets 12/31/09 Total Balance Original Balance 9 commercial non-accruing loans over $1 million $29 million $48 million All other commercial non-accruing loans $6 million Residential and consumer non-accruing loans $4 million Real estate owned --- Total non-performing assets $39 million Note: The bank has $6 million in specific reserves against non-performing commercial loans, including $5 million on the largest loans over $1 million.

Business Performance in 2009 9% organic deposit growth 8% organic commercial loan growth 10% wealth management new business generation 3.01% net interest margin; up to 3.05% in Q4 $25 million profit before taxes, provision and FDIC, compared to $36 million in 2008. GAAP net loss after loan charge-offs was $16 million in 2009 compared to $22 million profit in 2008 $32 million common stock capital raise in May; $40 million TARP repaid in June 8.3% tangible equity/tangible assets at year-end

2009 Earnings Notes 15% annualized net interest income growth in second half (Q4 vs Q2) through commercial loan growth, focused deposit and loan pricing and reinvestment of liquid funds Building reserves through provisioning Non-interest expense growth under 2% before FDIC premiums and Q4 charges of $2 million for initiatives No executive compensation under annual incentive program (25 - 40% of base salary). Performance based long term incentive vestings cancelled Dividend maintained at $0.64/share - an ongoing priority

Diversified Revenues and Regional Presence New York Vermont Springfield Berkshire County East 0.09 0.14 0.27 0.5 Banking Fees & Other Insurance Wealth Management Net Interest Income 0.12 0.12 0.05 0.71 Diversified Revenues $99 Million Expanding Regional Presence Bank Revenue Mix Note: Data based on FY 2009.

Attractive Business Mix DDA/NOW SAV/MMDA Time < 100M Time > 100M East 0.24 0.37 0.2 0.19 Residential Consumer Commercial 0.31 0.16 0.53 Diversified Loan Portfolio $2.0 Billion Strong Deposit Funding $2.0 Billion Note: Data is as of 12/31/09.

Loan Mix Managed for Quality Growth Focus on commercial loans - 8% organic growth in 2009 Indirect auto running off in 2010 Strong credit disciplines - no high LTV or sub-prime or Alt A loan programs All lending is to relationships in Berkshire's New England and New York lending areas 2005 2006 2007 2008 2009 Commercial Mtg 410.7 566.4 704.8 808 852 C&I 158.7 190.5 203.6 176 186 Residential 549.8 599.2 657 677 609 Consumer 301 342.9 378.6 346 315 $1,962 $2,007 $1,944 $1,699 Note: Data is as of fiscal year-end.

Diversified Commercial Loan Industry Exposure No loans to out of area relationships Modest residential construction - 3% of total loans Total Commercial Loans = $1.04 Billion As of December 31, 2009 Commercial & Industrial Residential Construction Other Construction Apartments & Dwellings Lodging Commercial Real Estate Rental Other CRE 0.18 0.06 0.05 0.08 0.12 0.23 0.28

2010 Objectives Complete workouts in process on $20 million in non-performing assets in first half with no income impact. Target NPAs/Assets under 1% Ongoing organic growth in all business lines, with New York emphasis Core EPS $0.85 - $0.95 target for 2010 Total revenue rebounding to $107 million record level in 2008 Pre-tax pre-provision profit of $26 million compared to $20 million in 2009. Absorbing nearly $1 million net costs of new businesses and branches Loan loss provision < 0.60% of average loans $100+ million ABL loan growth Two New York de novo branches in second half of year

FOR QUESTIONS, PLEASE CONTACT: David Gonci, Corporate Finance Officer 413-281-1973 - dgonci@berkshirebank.com